PROVISIONS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
PROVISIONS AND CONTINGENCIES
PROVISIONS AND CONTINGENCIES

Group financial statements continued

Notes to the Group accounts continued

17 Provisions and contingencies

Accounting policy

In the normal course of business the Group is involved in various legal disputes. Provisions are made for loss contingencies when it is deemed probable that an adverse outcome will occur and the amount of the losses can be reasonably estimated. Where the Group is the plaintiff in pursuing claims against third parties, legal and associated expenses are charged to the income statement as incurred. The recognition of provisions for legal disputes is subject to a significant degree of estimation. In making its estimates, management takes into account the advice of internal and external legal counsel. Provisions are reviewed regularly and amounts updated where necessary to reflect developments in the disputes. The ultimate liability may differ from the amount provided depending on the outcome of court proceedings or settlement negotiations or as new facts emerge. Insurance recoveries are recognised when the inflow of benefits is virtually certain and are presented within other receivables.

A provision for onerous contracts is recognised when the expected benefits to be derived by the Group from a contract are lower than the unavoidable cost of meeting its obligations under the contract.

A provision for rationalisation is recognised when the Group has approved a detailed and formal restructuring plan and the restructuring either has commenced or has been announced publicly. Future operating losses are not provided for.

17.1 Provisions

	Rationalisation		Legal and other
	provisions	Metal-on-metal	provisions	Total
	$ million	$ million	$ million	$ million
At 1 January 2020	40	315	62	417
Charge to income statement	124	17	10	151
Unwinding of discount	–	8	–	8
Utilised	(136)	(4)	(17)	(157)
Acquisitions	–	–	(3)	(3)
Exchange adjustment	1	–	–	1
At 31 December 2020	29	336	52	417
Charge to income statement	115	–	13	128
Release to income statement	(2)	–	(1)	(3)
Unwinding of discount	–	8	–	8
Utilised	(124)	(55)	(13)	(192)
Exchange adjustment	–	–	(1)	(1)
At 31 December 2021	18	289	50	357
Provisions – due within one year	18	263	41	322
Provisions – due after one year	–	26	9	35
At 31 December 2021	18	289	50	357
Provisions – due within one year	29	53	41	123
Provisions – due after one year	–	283	11	294
At 31 December 2020	29	336	52	417

The principal elements within rationalisation provisions relate to the implementation of the Accelerating Performance and Execution (APEX) programme that was announced in February 2018, and the Operations and Commercial Excellence programme announced in February 2020.

The Group has estimated a provision of $289m (2020: $336m) relating to the present value at 31 December 2021 of the estimated costs to resolve all other known and anticipated metal-on-metal hip claims globally. The estimated value of the provision has been determined using an actuarial model. Given the inherent uncertainty in assumptions including sensitivity to factors such as the number, outcome and value of claims the actual costs may differ significantly from this estimate. A range of expected outcomes between the 25th and 90th percentile generated by the actuarial model would not give rise to a material adjustment. The potential for more adverse outcomes exists and for example at the 95th percentile a charge similar to that incurred in 2019 ($121m) would be required in 2022 or thereafter. The provision does not include any possible further insurance recoveries on these claims or legal fees associated with defending claims. The Group carries considerable product liability insurance, and will continue to defend claims vigorously.

Management considered whether there had been any changes to the number and value of claims due to COVID and to date have not identified any changes in trends. If the experience changes in the future the value of provisions may require adjustment.

The legal and other provisions mainly relate to various other product liability and intellectual property litigation matters.

All provisions are expected to be substantially utilised within five years of 31 December 2021 and none are treated as financial instruments.

17.2 Contingencies

The Company and its subsidiaries are party to various legal proceedings, some of which include claims for substantial damages. The outcome of these proceedings cannot readily be foreseen, but except as described herein management believes none of them is likely to result in a material adverse effect on the financial position of the Group. The Group provides for outcomes that are deemed to be probable and can be reliably estimated. There is no assurance that losses will not exceed provisions or will not have a significant impact on the Group’s results of operations in the period in which they are realised.

17.3 Legal proceedings

Product liability claims

The Group faces claims from time to time for alleged defects in its products and has on occasion recalled or withdrawn products from the market. Such claims are endemic to the medical device industry. The Group maintains product liability insurance subject to limits and deductibles that management believes are reasonable. All policies contain exclusions and limitations, however, and there can be no assurance that insurance will be available or adequate to cover all claims.

This includes matters raising concerns about possible adverse effects of hip implant products with metal-on-metal (MoM) bearing surfaces for which the Group has incurred and will continue to incur expenses to defend claims in this area. As of December 2021, approximately 1,250 such claims were pending with the Group around the world. Most claims relate to the Group’s Birmingham Hip Resurfacing (BHR) product and its two modular metal-on-metal components: the Birmingham Hip Modular Head (BHMH) and the optional metal liner component of the R3 Acetabular System (R3ML). The BHMH and R3ML are no longer on the market: the R3ML was withdrawn in 2012 and the BHMH was phased out in 2014. In 2015, the Group ceased offering smaller sizes of the BHR and restricted instructions for BHR use in female patients. These actions were taken to ensure that the BHR is used only in those patient groups where it continues to demonstrate strong performance.

Through the end of 2021, the Group’s US subsidiary has entered into several group, as well as individual, MoM related settlements in the US without admitting liability. These matters principally related to the Group’s modular MoM hip components, which are no longer on the market. On 5 April 2017, the Judicial Panel on Multidistrict Litigation (MDL) ordered Smith & Nephew BHR cases pending or later filed in US federal court to be consolidated for pre-trial proceedings and transferred to the federal court in Baltimore, Maryland. As of December 2021, there were approximately 800 (out of approximately 1,250) cases pending. In England and Wales, the Group’s UK subsidiary entered into a group settlement in 2017 to settle claims principally related to the Group’s modular MoM hip components, which are no longer on the market. MoM hip implant claims against various companies in England and Wales were consolidated for trials under group litigation orders in the High Court in London. As of December 2019, all the BHR lawsuits pending against the Group in England and Wales had been discontinued. In addition to the one group and several individual settlements in the UK, the Group has settled about 50 cases in 13 other countries. The Group requested indemnity from its product liability insurers for most of these MoM hip implant settlements and insurers have indemnified the Group to the limits of their respective applicable policies.

Litigation outcomes are difficult to predict and defence costs can be significant. The Group takes care to monitor the clinical evidence relating to its products, including its metal hip implant products, to help ensure that its product offerings are designed to serve patients’ interests.

Group financial statements continued

Notes to the Group accounts continued

17 Provisions and contingencies continued

Intellectual property disputes

The Group engages, as both plaintiff and defendant, in litigation with various competitors and others over claims of patent infringement and other intellectual property matters. These disputes are heard in courts in the US and other jurisdictions and also before agencies that examine patents. Outcomes are rarely certain and costs are often significant.

Arthrex asserted suture anchor patents against Smith+Nephew in 2014 and 2015 in the US District Court for the Eastern District of Texas. In February 2017, the parties reached a settlement resulting in the dismissal of all patent litigation. Smith+Nephew agreed to pay additional payments contingent on the outcome of patent validity proceedings pending at the US Patent & Trademark Office. In August 2019, the Court of Appeals for the Federal Circuit affirmed US Patent & Trademark Office ruling invalidating one of the asserted Arthrex patents. In October 2019, the Court of Appeals for the Federal Circuit vacated an earlier US Patent & Trademark Office ruling invalidating the other asserted Arthrex patent. The United States Supreme Court granted certiorari. The Supreme Court ruling allowed Arthrex to petition the Director of the US Patent & Trademark Office to review the decision invalidating the second asserted Arthrex patent. The Acting Director of the US Patent & Trademark Office declined Arthrex’s rehearing request in October 2021. The matter is currently pending at the Federal Circuit.

17.4 Tax matters

At any given time the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of any audit or dispute. Management considers the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise. See Note 5 for further details.